New Mountain Finance Corporation Announces Third Quarter Financial Results

Reports Net Investment Income of $0.40 per share

Declares a Regular Fourth Quarter Distribution of $0.32 per Share and a Supplemental Distribution of $0.04 per Share

NEW YORK--(BUSINESS WIRE) — November 2, 2023 -- New Mountain Finance Corporation (NASDAQ: NMFC) (“New Mountain,” “New Mountain Finance” or the “Company”) today announced its financial results for the quarter ended September 30, 2023. The Company reported third quarter net investment income ("NII") of $0.40 per weighted average share, representing a 25% year-over-year increase, and net asset value (“NAV”) per share of $13.06. The Company also announced that its board of directors declared a fourth quarter regular distribution of $0.32 per share and a supplemental distribution of $0.04, which will be payable on December 29, 2023 to holders of record as of December 15, 2023.
Selected Financial Highlights

(in thousands, except per share data)	September 30, 2023
Investment Portfolio[1]	$3,128,403
Total Assets	$3,279,586
Total Statutory Debt[2]	$1,602,672
NAV[3]	$1,325,018

NAV per Share	$13.06
Net Investment Income per Weighted Average Share	$0.40
Regular Third Quarter Distribution Paid per Share	$0.32
Supplemental Distribution Paid per Share	$0.04
Statutory Debt/Equity	1.21x
Statutory Debt/Equity (net of available cash)	1.16x
Management Comments on Third Quarter Performance
“Our third quarter results reflect another successful quarter for 2023 with year-over-year net investment income per share growth of approximately 25%. We believe our credit performance remains strong even in a more difficult market environment,” said Steven B. Klinsky, NMFC Chairman. “New Mountain continues to benefit from our disciplined, defensive growth strategy that is focused on end markets that perform well in all economic cycles.”
John R. Kline, CEO, commented: “NMFC reported another strong quarter, outearning its dividend, and demonstrating New Mountain’s ability to deliver solid risk-adjusted returns amid an uncertain market environment. We remain confident in New Mountain’s defensive growth portfolio that offers an enhanced margin of safety, while distributing capital to shareholders through our regular and supplemental dividend programs.”
Portfolio and Investment Activity1
As of September 30, 2023, the Company’s NAV was $1,325.0 million and its portfolio had a fair value of $3,128.4 million in 110 portfolio companies, with a weighted average YTM at Cost4 of approximately 11.8%. For the three months ended September 30, 2023, the Company generated $15.6 million of originations5 and cash repayments5 of $75.4 million.
Consolidated Results of Operations6
The Company’s total investment income for the three months ended September 30, 2023 and 2022 was $94.1 million and $78.1 million, respectively. The Company’s total net expenses, after income tax expense, for the three months ended September 30, 2023 and 2022 were $53.7 million and $45.6 million, respectively. The Company's NII for the three months ended September 30, 2023 and 2022 was $40.4 million and $32.5 million, respectively. The Company's NII per share for the three months ended

September 30, 2023 and 2022 was $0.40 and $0.32, respectively. For the three months ended September 30, 2023 and 2022, the Company recorded $11.7 million and $24.8 million, respectively, of net realized and unrealized losses.
Liquidity and Capital Resources
As of September 30, 2023, the Company had cash and cash equivalents of $83.3 million and total statutory debt outstanding of $1,602.7 million2. The Company's statutory debt to equity was 1.21x as of September 30, 2023. Additionally, the Company had $300.0 million of SBA-guaranteed debentures outstanding as of September 30, 2023.
Portfolio and Asset Quality1
The Company monitors the performance and financial trends of its portfolio companies on at least a quarterly basis. The Company attempts to identify any developments within the portfolio company, the industry or the macroeconomic environment that may alter any material element of the Company’s original investment strategy. As described more fully in the Company's Quarterly Report on Form 10-Q filed with the U.S. Securities and Exchange Commission, the portfolio monitoring procedures are designed to provide a simple, yet comprehensive analysis of New Mountain’s portfolio companies based on their operating performance and underlying business characteristics, which in turn forms the basis of its Risk Rating. The Risk Rating is expressed in categories of Red, Orange, Yellow and Green, with Red reflecting an investment performing materially below expectations and Green reflecting an investment that is in-line with or above expectations.
The following table shows the Risk Rating of the Company’s portfolio companies as of September 30, 2023:

(in millions)	As of September 30, 2023
Risk Rating	Cost	Percent	Fair Value	Percent
Red	$54.6	1.7%	$5.5	0.2%
Orange	101.2	3.2%	60.1	1.9%
Yellow[1]	179.7	5.6%	144.3	4.6%
Green[7]	2,863.2	89.5%	2,918.5	93.3%
Total	$3,198.7	100.0%	$3,128.4	100.0%

As of September 30, 2023, all investments in the Company’s portfolio had a Green Risk Rating, with the exception of eight portfolio companies that had a Yellow Risk Rating, six portfolio companies that had an Orange Risk Rating and three portfolio companies that had a Red Risk Rating.
The following table shows the Company’s investment portfolio composition as of September 30, 2023:

(in thousands)
Investment Portfolio Composition	September 30, 2023	Percent of Total
First Lien	$1,691,480	54.0%
Second Lien[1]	546,113	17.5%
Subordinated	86,238	2.8%
Preferred Equity	196,308	6.2%
Investment Fund	252,400	8.1%
Common Equity and Other[7]	355,864	11.4%
Total	$3,128,403	100.0%
Recent Developments
On October 24, 2023, the Company’s board of directors declared a regular fourth quarter 2023 distribution of $0.32 per share and a supplemental distribution related to third quarter earnings of $0.04 per share, each payable on December 29, 2023 to holders of record as of December 15, 2023.

On October 26, 2023, the Company entered into the Eighth Amendment to Loan and Security Agreement (the "Eighth Amendment"), which amended the Holdings Credit Facility, to, among other things, extend the Facility Maturity Date, as defined in the Loan and Security Agreement, from April 20, 2026 to October 26, 2028.
On October 31, 2023, the Company entered into Amendment No. 8 to the Loan Financing and Servicing Agreement, which amended the DB Credit Facility to, among other things, extend the Maturity Date, as defined in the LFSA, from March 25, 2026 to March 25, 2027 and reduce the applicable interest rate.
On October 31, 2023, the Company entered into the Second Amended and Restated Uncommitted Revolving Loan Agreement, which amended the Unsecured Management Company Revolver to, among other things, extend the Maturity Date, as defined in the Agreement, from December 31, 2024 to December 31, 2027 and increase the maximum amount available from $50.0 million to $100.0 million.

Third Quarter 2023 Conference Call
New Mountain Finance Corporation will host an earnings conference call and webcast at 11:00 am Eastern Time on Friday, November 3, 2023. To participate in the live earning conference call, please use the following dial-in numbers or visit the audio webcast link. To avoid any delays, please join at least fifteen minutes prior to the start of the call.
•United States: +1 (877) 443-9109
•International: +1 (412) 317-1082
•Live Audio Webcast
A replay of the conference call can be accessed one hour after the end of the conference call through February 3, 2024. The full webcast replay will be available through November 3, 2024. To access the earnings webcast replay please visit the New Mountain Investor Relations website.
•United States: +1 (877) 344-7529
•International: +1 (412) 317-0088
•Access Code: 1426978
For additional details related to the quarter ended September 30, 2023, please refer to the New Mountain Finance Corporation Quarterly Report on Form 10-Q filed with the SEC and the supplemental investor presentation which can be found on the Company's website at http://www.newmountainfinance.com.

(1)Includes collateral for securities purchased under collateralized agreements to resell.
(2)Excludes the Company’s United States Small Business Administration (“SBA”) guaranteed debentures.
(3)Excludes non-controlling interest in New Mountain Net Lease Corporation (“NMNLC”).
(4)References to “YTM at Cost” assume the accruing investments, including secured collateralized agreements, in the Company's portfolio as of a certain date, the ‘‘Portfolio Date’’, are purchased at cost on that date and held until their respective maturities with no prepayments or losses and are exited at par at maturity. This calculation excludes the impact of existing leverage. YTM at Cost uses the London Interbank Offered Rate (“LIBOR”), Sterling Overnight Interbank Average Rate ("SONIA”), Euro Interbank Offered Rate ("EURIBOR") and Secured Overnight Financing Rate (“SOFR”) curves at each quarter’s respective end date. The actual yield to maturity may be higher or lower due to the future selection of SONIA, EURIBOR and SOFR contracts by the individual companies in the Company’s portfolio or other factors.
(5)Originations exclude payment-in-kind (“PIK”); originations, repayments, and sales excludes revolvers, unfunded commitments, bridges, return of capital, and realized gains / losses.
(6)Excludes net income related to non-controlling interests in NMNLC. For the quarter ended September 30, 2023 and 2022, $0.2 million and $0.3 million, respectively, of dividend income is excluded from investment income, $0.0 million and $0.0 million, respectively, of net direct and indirect professional, administrative, other general and administrative is excluded from net expenses, and $(0.2) million and $(0.5) million, respectively, of realized gains and unrealized losses is excluded from net realized and unrealized losses.
(7)Includes investment held in NMNLC.

New Mountain Finance Corporation
Consolidated Statements of Assets and Liabilities
(in thousands, except shares and per share data)
(unaudited)

	September 30, 2023	December 31, 2022
Assets
Investments at fair value
Non-controlled/non-affiliated investments (cost of $2,429,421 and $2,523,522, respectively)	$2,318,232	$2,400,425
Non-controlled/affiliated investments (cost of $105,889 and $85,971, respectively)	135,875	130,787
Controlled investments (cost of $633,409 and $650,474, respectively)	657,796	690,035
Total investments at fair value (cost of $3,168,719 and $3,259,967, respectively)	3,111,903	3,221,247
Securities purchased under collateralized agreements to resell (cost of $30,000 and $30,000, respectively)	16,500	16,539
Cash and cash equivalents	83,265	71,190
Interest and dividend receivable	45,602	36,154
Other assets	22,316	9,797
Total assets	$3,279,586	$3,354,927
Liabilities
Borrowings
Holdings Credit Facility	$569,563	$618,963
Unsecured Notes	391,500	531,500
SBA-guaranteed debentures	300,000	300,000
Convertible Notes	260,236	316,853
NMFC Credit Facility	192,115	40,359
DB Credit Facility	186,400	186,400
NMNLC Credit Facility II	2,858	3,785
Deferred financing costs (net of accumulated amortization of $52,507 and $47,531, respectively)	(13,515)	(17,199)
Net borrowings	1,889,157	1,980,661
Interest payable	23,202	19,627
Management fee payable	10,321	10,524
Incentive fee payable	10,169	6,296
Payable for unsettled securities purchased	4,678	—
Deferred tax liability	2,790	8,487
Payable to affiliates	256	78
Other liabilities	2,319	3,063
Total liabilities	1,942,892	2,028,736
Commitments and contingencies
Net assets
Preferred stock, par value $0.01 per share, 2,000,000 shares authorized, none issued	—	—
Common stock, par value $0.01 per share, 200,000,000 shares authorized, and 101,439,649 and 100,937,026 shares issued and outstanding, respectively	1,014	1,009
Paid in capital in excess of par	1,312,352	1,305,945
Accumulated undistributed earnings	11,652	7,519
Total net assets of New Mountain Finance Corporation	$1,325,018	$1,314,473
Non-controlling interest in New Mountain Net Lease Corporation	11,676	11,718
Total net assets	$1,336,694	$1,326,191
Total liabilities and net assets	$3,279,586	$3,354,927
Number of shares outstanding	101,439,649	100,937,026
Net asset value per share of New Mountain Finance Corporation	$13.06	$13.02

New Mountain Finance Corporation
Consolidated Statements of Operations
(in thousands, except shares and per share data)
(unaudited)

	Three Months Ended		Nine Months Ended
	September 30, 2023	September 30, 2022	September 30, 2023	September 30, 2022
Investment income
From non-controlled/non-affiliated investments:
Interest income (excluding Payment-in-kind ("PIK") interest income)	$63,892	$49,401	$189,299	$127,934
PIK interest income	4,061	2,688	11,772	8,924
Dividend income	49	9	143	144
Non-cash dividend income	4,458	3,837	12,929	10,111
Other income	791	1,517	3,395	7,435
From non-controlled/affiliated investments:
Interest income (excluding PIK interest income)	884	270	1,576	788
PIK interest income	265	264	1,370	773
Non-cash dividend income	1,173	1,042	3,417	3,036
Other income	63	62	189	187
From controlled investments:
Interest income (excluding PIK interest income)	1,351	2,914	4,038	6,285
PIK interest income	3,591	3,241	11,665	12,296
Dividend income	11,041	9,867	34,179	32,183
Non-cash dividend income	1,357	1,116	3,879	3,191
Other income	1,373	2,221	3,943	7,235
Total investment income	94,349	78,449	281,794	220,522
Expenses
Interest and other financing expenses	31,425	24,648	93,921	63,957
Management fee	11,334	11,717	34,549	35,040
Incentive fee	10,169	8,202	29,748	23,605
Administrative expenses	995	881	2,996	3,022
Professional fees	850	775	2,818	2,529
Other general and administrative expenses	542	545	1,543	1,540
Total expenses	55,315	46,768	165,575	129,693
Less: management fee waived	(1,013)	(1,115)	(3,172)	(3,349)
Less: expenses waived and reimbursed	—	—	—	(238)
Net expenses	54,302	45,653	162,403	126,106
Net investment income before income taxes	40,047	32,796	119,391	94,416
Income tax (benefit) expense	(627)	(13)	401	(5)
Net investment income	40,674	32,809	118,990	94,421
Net realized gains (losses):
Non-controlled/non-affiliated investments	113	(239)	(8,509)	(903)
Controlled investments	4,560	17	16,413	36,371
Foreign currency	—	(166)	13	219
Net change in unrealized (depreciation) appreciation:
Non-controlled/non-affiliated investments	12,419	(31,944)	11,664	(56,975)
Non-controlled/affiliated investments	(14,815)	(13,381)	(14,830)	377

Controlled investments	(14,483)	20,398	(15,174)	(11,036)
Securities purchased under collateralized agreements to resell	—	—	(39)	(2,021)
Foreign currency	(60)	(10)	(5)	(625)
Benefit (provision) for taxes	291	30	66	(127)
Net realized and unrealized losses	(11,975)	(25,295)	(10,401)	(34,720)
Net increase in net assets resulting from operations	28,699	7,514	108,589	59,701
Less: Net (increase) decrease in net assets resulting from operations related to non-controlling interest in New Mountain Net Lease Corporation	(3)	191	(490)	150
Net increase in net assets resulting from operations related to New Mountain Finance Corporation	$28,696	$7,705	$108,099	$59,851
Basic earnings per share	$0.28	$0.08	$1.07	$0.60
Weighted average shares of common stock outstanding - basic	100,954,898	100,830,075	100,943,049	99,955,432
Diluted earnings per share	$0.27	$0.08	$0.98	$0.59
Weighted average shares of common stock outstanding - diluted	123,183,269	114,087,660	124,595,709	113,213,017
Distributions declared and paid per share	$0.36	$0.30	$1.03	$0.90

ABOUT NEW MOUNTAIN FINANCE CORPORATION
New Mountain Finance Corporation (NASDAQ: NMFC) is a leading business development company (BDC) focused on providing direct lending solutions to U.S. middle market companies backed by top private equity sponsors. Our portfolio consists primarily of senior secured loans, and select junior capital positions, to growing businesses in defensive industries that offer attractive risk-adjusted returns. Our differentiated investment approach leverages the deep sector knowledge and operating resources of New Mountain Capital, a global investment firm with over $45 billion of assets under management as of September 30, 2023.
ABOUT NEW MOUNTAIN CAPITAL
New Mountain Capital is a New York-based investment firm that emphasizes business building and growth, rather than debt, as it pursues long-term capital appreciation. The firm currently manages private equity, credit and net lease investment strategies with over $45 billion in assets under management. New Mountain seeks out what it believes to be the highest quality growth leaders in carefully selected industry sectors and then works intensively with management to build the value of these companies. For more information on New Mountain Capital, please visit http://www.newmountaincapital.com.
FORWARD-LOOKING STATEMENTS
Statements included herein may contain “forward-looking statements”, which relate to our future operations, future performance or our financial condition. Forward-looking statements are not guarantees of future performance, condition or results and involve a number of risks and uncertainties, including changes in base interest rates and significant volatility on our business, portfolio companies, our industry and the global economy. Actual results and outcomes may differ materially from those anticipated in the forward-looking statements as a result of a variety of factors, including those described from time to time in our filings with the Securities and Exchange Commission or factors that are beyond our control. New Mountain Finance Corporation undertakes no obligation to publicly update or revise any forward-looking statements made herein, except as may be required by law. All forward-looking statements speak only as of the time of this press release.
CONTACT
New Mountain Finance Corporation
Investor Relations
Laura C. Holson, Authorized Representative
NMFCIR@newmountaincapital.com
(212) 220-3505